Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the quarterly report of Kolorfusion International, Inc. (the “Company”) on Form 10-Q for quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Stephen Nagel, President and Chief Executive Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C., Section 1350), that to my knowledge:
1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and
2.	the information contained in the Quarterly Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

Dated: November 14, 2008	By:	/s/ Stephen Nagel
President and Chief Financial Officer